Exhibit 10

INDEPENDENT AUDITORS’CONSENT

We consent to the incorporation by reference in Amendment No. 24 to Investment Company Act File No. 811-3703 on Form N-1A of our report dated April 11, 2002 appearing in the February 28, 2002 Annual Report of CBA® Money Fund.

/s/ Deloitte &Touche LLP

New York, New York June 6, 2002